Exhibit 10.10

                                    AGREEMENT

      This Agreement (the "Agreement") is entered into as of the 16th day of July, 2004 by and among EarthShell Corporation, a Delaware corporation ("EarthShell"), E. Khashoggi Industries, LLC, a Delaware limited liability company ("EKI") and Essam Khashoggi, an individual residing in the State of California ("Khashoggi" and together with EKI, the "Related Party").

      WHEREAS, Khashoggi controls EKI and has, from time to time, extended loans, directly and through EKI, to EarthShell in the aggregate initial principal amount of $2,755,000 (the "Related Party Loans");

      WHEREAS, the Related Party Loans are convertible into shares of EarthShell common stock, par value $0.01 per share (the "Common Stock"); and

      WHEREAS, the Related Party desires to convert the Related Party Loans, including all principal and accrued interest payable thereunder, into shares of Common Stock, and EarthShell desires to issue shares of Common Stock in full satisfaction of such Related Party Loans.

      NOW, THEREFORE, the parties agree as follows:

      1. Conversion. The Related Party hereby agrees, on the Closing Date (as defined below), (a) to convert the aggregate principal amount of the Related Party Loans into shares of Common Stock at the conversion price of $3.00 per share, and (b) to convert all accrued but unpaid interest on the Related Party Loans into shares of Common Stock at a conversion price equal to the greater of
(i) $3.00 per share, and (ii) the maximum per share price (not to exceed $4.00 per share) obtained by EarthShell upon the sale of its Common Stock to any investor during the three (3) month period following the Closing Date. Upon conversion, EarthShell shall have no further obligations to the Related Party in respect of the Related Party Loans.

      2. Closing. The closing of the conversion of the Related Party Loans (the "Closing") will take place on the same date that EKI purchases all of EarthShell's Secured Convertible Debentures due March 5, 2005 (the "Debentures") pursuant to separate agreements by and among EarthShell, EKI and the holders of the Debentures (the "Closing Date") at the offices of Gibson, Dunn & Crutcher LLP, 2029 Century Park East, Suite 4000, Los Angeles, CA 90067, or at such other time and place as EarthShell and EKI may mutually agree. At the Closing, EarthShell shall deliver to EKI a stock certificate or certificates (in the name or names as directed in writing by EKI) evidencing the shares of Common Stock issued upon the conversion of the Related Party Loans (the "Conversion Shares"), and the EKI shall deliver to EarthShell any note or notes evidencing the Related Party Loans. The initial Conversion Shares shall be based on a total conversion price of $3.00 per share for the aggregate principal amount of the Related Party Loans and $4.00 per share for the accrued but unpaid interest on the Related Party Loans through the Closing Date. If within the three (3) month period following the Closing Date, EarthShell does not sell any of its Common Stock for $4.00 or more per share, EKI shall be issued additional shares of Common Stock within ten (10) days following the end of such three (3) month period so that the total shares of Common Stock issued to EKI for the accrued but unpaid interest on the Related Party Loans equals that number obtained by dividing such total accrued but unpaid interest by the conversion price set forth in Section 1(b). Such additional shares shall be considered Conversion Shares for all purposes of this Agreement.

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      3. Registration; Legends. The Related Party understands that the
Conversion Shares constitute "restricted securities" inasmuch as they are being acquired from EarthShell in a transaction not involving a public offering, and accordingly may not be resold or transferred without registration under the Securities Act of 1933, as amended (the "Securities Act") or an applicable exemption from such registration. Unless the Conversion Shares are subsequently registered, the Related Party may be required to bear the economic risk of such investment indefinitely. The Related Party further acknowledges that each certificate representing the Conversion Shares may be endorsed with substantially the following legend:

            The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold, transferred, assigned or hypothecated except pursuant to an effective registration statement under the Securities Act covering such securities or if such sale, transfer, assignment or hypothecation is exempt from the registration and prospectus delivery requirements under the Securities Act.

      4. Registration Rights.

            (a) Registration Statement. EarthShell shall, no later than sixty
(60) days after the Closing Date, prepare and file at its own expense a Registration Statement with the Securities and Exchange Commission (the "SEC") and appropriate "blue sky" authorities, covering the resale of all of the Conversion Shares by the Related Party. EarthShell shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective by the SEC as promptly as practicable and to keep such Registration Statement effective until the Related Party has completed the distribution related thereto, but in no event longer than two years from the effective date of such Registration Statement (the "Effectiveness Period").

            (b) Amendments to Registration Statement. EarthShell shall prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement to keep such Registration Statement effective until the expiration of the Effectiveness Period, and shall cause the related prospectus to be supplemented by any required prospectus supplement, and, as supplemented, to be filed pursuant to Rule 424 under the Securities Act.

            (c) Notification. As promptly as practicable after becoming aware of such event, EarthShell shall notify the Related Party in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to the Related Party. EarthShell shall also promptly notify the Related Party in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of EarthShell's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

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

            (d) Stop Orders. EarthShell shall use commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Conversion Shares for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension as soon as practicable and to notify the Related Party who of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            (e) Blue Sky Qualifications. Prior to any offering of Conversion Shares covered by a Registration Statement, EarthShell will register or qualify such Conversion Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Related Party reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Conversion Shares covered by the Registration Statement, except that EarthShell will not be required to take any actions under this Section 4(e) if such actions would require it to submit to the general taxation of such jurisdiction.

            (e) Cooperation by Related Party. The Related Party shall cooperate with EarthShell as reasonably requested by EarthShell in connection with the preparation and filing of the Registration Statement, including furnishing to EarthShell in a timely fashion such information regarding the distribution of the Conversion Shares and such other information as may be reasonably required by EarthShell in order to prepare and file the Registration Statement.

            (f) Indemnification by EarthShell. EarthShell will indemnify and hold harmless the Related Party and its officers, directors, agents (including, without limitation, counsel) and employees (each of the foregoing, a "Related Party Indemnitee") from and against any and all losses, claims, damages and liabilities (including, without limitation, any investigation, legal or other expenses ("Losses") reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted to which any Related Party Indemnitee may become subject, insofar as such Losses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by EarthShell or its agents of the Securities Act or the Securities Exchange Act of 1934, as amended, or other federal or state law applicable to EarthShell. EarthShell shall reimburse the Related Party Indemnitee for any legal or other expenses incurred by such party in connection with investigating or defending any Losses; provided, however, that EarthShell will not be liable to any Related Party Indemnitee for any Losses if any such Losses arise out of or are based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary prospectus, prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to EarthShell specifically for use therein by the Related Party; provided, further, that EarthShell shall not be liable in any such case to the extent that any Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such preliminary prospectus included in a Registration Statement if (i) to the extent required by law, the Related Party failed to deliver a copy of the prospectus prior to or concurrently with the sale of the Conversion Shares to the person asserting such Losses after EarthShell had furnished the Related Party on a timely basis with a sufficient number of copies of the same and (ii) the prospectus corrected such untrue statement or omission; and provided, further, that EarthShell shall not be liable in any such case to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus and the Related Party thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of the Conversion Shares to the person asserting such Losses after EarthShell had furnished the Related Party on a timely basis with a sufficient number of copies of the same. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of any Related Party Indemnitee and will survive the transfer of such securities by the Related Party.

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            (g) Indemnification by Related Party. If the Related Party sells
Conversion Shares under a prospectus that is part of a Registration Statement, then the Related Party agrees to indemnify and hold harmless EarthShell, its directors and each officer who signed such Registration Statement, each person who controls EarthShell (within the meaning of Section 15 of the Securities Act) (each of the foregoing, an "EarthShell Indemnitee") to the extent, but only to the extent, that such Losses arise out of or are based upon any untrue statement of a material fact or omission of a material fact that was made in the prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with written information relating to the Related Party furnished to EarthShell by the Related Party expressly for use therein. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of any EarthShell Indemnitee and will survive the transfer of such securities by such Related Party.

      5. Miscellaneous.

            (a) Construction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California, without regard to the conflicts of law provisions thereof.

            (b) Entire Agreement. This Agreement contains the entire understanding of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

            (c) Invalid Provisions. In the event that any provision of this Agreement or any word, phrase, clause, sentence or other portion thereof should be held to be unenforceable or invalid for any reason, such provision or portion thereof shall be modified or deleted in such a manner so as to make this Agreement, as modified, legal and enforceable to the fullest extent permitted under applicable laws.

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            (d) Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

            (e) Successors and Assigns. Subject to the following sentence, this Agreement will be binding upon, and will inure to the benefit of, the successors, assigns, heirs, executors and estates of the parties hereto. This Agreement may not be assigned or delegated by the Related Party without the prior written consent of EarthShell, and any attempted assignment or delegation without such consent shall be null and void.

            (f) Opportunity to Consult Counsel and Other Advisors. Each of the parties hereto acknowledges and understands that such party has had an opportunity to consult with the legal, tax, business and other advisors of such party's choice regarding this Agreement and the transactions contemplated hereby and that such party has read this Agreement carefully and fully understands all of the terms and provisions contained herein and their significance.

            (g) Further Assurances. Each party hereto shall execute and deliver such further instruments, and take such other actions, as any other party hereto may reasonably request in order to carry out this Agreement and to fully consummate the transactions contemplated hereby, including.

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

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                                EARTHSHELL CORPORATION


                                                By: /s/ Scott Houston
                                                  ------------------------------
                                                Name:  Scott Houston
                                                Title:


                                                E. KHASHOGGI INDUSTRIES, LLC

                                                By: /s/  ESSAM KHASHOGGI
                                                  ------------------------------
                                                Name:  ESSAM KHASHOGGI
                                                Title:


                                                /s/  ESSAM KHASHOGGI
                                                -------------------------------
                                                ESSAM KHASHOGGI

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